UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period :	January 1, 2013 — December 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12 | 31 | 13

Annual report

Putnam VT
Absolute Return 500 Fund®

Putnam
INVESTMENTS

Message from the Trustees

Dear Shareholder:

As 2014 gets under way, signs point to a more widespread economic recovery around the world. We are encouraged by the improvement that the larger developed economies are showing in key areas such as unemployment, housing, and manufacturing.

Some storm clouds also have cleared. It is no longer a guessing game as to when the U.S. Federal Reserve will begin reducing its stimulative bond-buying program. And the looming threat of another federal government shutdown is easing. Moreover, the embattled 17-nation eurozone, which just a year ago appeared to teeter on the verge of financial collapse, seems to be emerging from recession. At the same time, Japan is pursuing structural policies seeking to reverse its deflationary spiral, while China is working toward instituting important domestic reforms to support sustainable growth.

In 2013, U.S. stocks, as measured by the S&P 500 Index, soared more than 30%, posting their best year since 1997. Equities may continue to benefit from better business conditions, but it is worth remembering that advances of such magnitude are rare. For fixed-income investors, rising Treasury yields may continue to pose a challenge requiring a different set of strategies than those that were common during the years of falling rates.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. Your financial advisor also can help guide you toward your investment goals, while taking into account your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Performance summary (as of 12/31/13)

Investment objective

To earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions

Net asset value December 31, 2013
Class IA: $10.49	Class IB: $10.41

Total return at net asset value
			BofA Merrill
			Lynch U.S.	Barclays U.S.
(as of	Class IA	Class IB	Treasury Bill	Aggregate	S&P 500
12/31/13)	shares*	shares*	Index	Bond Index	Index

1 year	4.46%	4.08%	0.09%	–2.02%	32.39%

Life	5.19	4.39	0.27	8.28	43.80
Annualized	1.91	1.62	0.10	3.02	14.56

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 2, 2011.

S&P 500 Index is an unmanaged index of common stock performance. BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion. Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Absolute Return 500 Fund 1

Report from your fund’s manager

What was the investment environment like for the year ended December 31, 2013?

Global equities put up strong results for the year, reflecting improving confidence levels in the prospects for global economic growth. This was particularly true in the United States, where signs of growth began to stabilize during the second half of the year. U.S. stocks performed the best among the world’s major equity markets in 2013, with the S&P 500 Index finishing the year up by more than 32%. Meanwhile, the MSCI EAFE Index, a proxy for developed markets outside the United States and Canada, rose by around 23%, while the MSCI Emerging Markets Index turned in a small negative return for the year.

Overall, bonds did not do nearly as well against this backdrop of global growth prospects, particularly those segments of the bond market most sensitive to interest rates. As the year unfolded, fixed-income investors worried about the Federal Reserve’s plans to begin tapering its economic stimulus program. This concern was reflected in the falling price of many interest-rate-sensitive securities and an accompanying rise in their yields. For the 12 months, the Barclays U.S. Aggregate Bond Index, a performance measure for the intermediate-term, investment-grade bond market, registered a negative result, ending at -2.02%. Conversely, to the extent that interest rates were rising in the context of an improving U.S. economy, this was a more supportive investment environment for high-yield bonds and other lower-quality sectors of the market.

How did the fund perform during the past year?

Class IA shares of Putnam VT Absolute Return 500 Fund at net asset value produced a mid-single digit return for the 12 months, compared with a 0.09% return for the BofA Merrill Lynch U.S. Treasury Bill Index. Within the equity portion of the portfolio, our strategy for curbing volatility limited the fund’s full participation in the market’s strong upside. The fund’s stock holdings performed well on a risk-adjusted basis and generally had positive results, but they lagged market averages amid the robust rally, especially during the second half of the year. Our approach in this fund is to target less volatile, or “low-beta,” stocks, which our research shows have historically provided better risk-adjusted returns for longer time periods when compared with the overall market. During the period, however, our strategy of implementing put-and-call equity index options to help offset the volatility of our stock holdings hurt performance.

How did the fund’s fixed-income strategies affect performance during the year?

Within a favorable environment for taking credit and liquidity risk, our credit strategies were the biggest contributors on the fixed-income side. Holdings of corporate bonds — both investment-grade and high-yield — bolstered performance, most notably our investments in securities issued by financial institutions. Our mortgage credit holdings — both commercial mortgage-backed securities [CMBS] and residential mortgage-backed securities [RMBS] — also aided the fund’s return. Elsewhere, our prepayment strategies, which we implement with securitized bonds such as interest-only collateralized mortgage obligations [IO CMOs], helped performance but also exhibited increased volatility. Our allocations to peripheral European government bonds in Italy, Spain, and Greece — which were held against a net short position in Germany — also worked well.

On the downside, our active currency strategy detracted, mostly because the “risk-on/risk-off” mentality that dominated foreign exchange markets made it difficult to implement productive trades. Less investment by banks and hedge funds also hampered liquidity in the market. Prior to the start of the fourth quarter, we greatly reduced our currency risk by cutting back many of our active foreign currency positions.

What is your outlook for the equity and fixed-income markets?

In our view, U.S. economic growth appears to be on track, and the Fed’s mid-December decision to modestly reduce its quantitative easing program offered some confirmation that the economy continues to heal. Additionally, Japan’s economy appears to be rebounding, and core European economies are performing better than we expected. But as 2014 begins, we are focused on risks surrounding the Fed’s delicate balancing act. That said, however, with the domestic economy seemingly in the mid-cycle phase of expansion, stocks could move higher in 2014, but, in our view, probably not at the same pace as they did in 2013. As for our positioning in fixed income, with the prospect of higher interest rates, we have de-emphasized interest-rate risk and will continue to seek alternative opportunities for capitalizing on credit and liquidity spreads.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices in the portfolio may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Use of leverage through derivatives adds risk by increasing investment exposure. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline

2 Putnam VT Absolute Return 500 Fund

and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. Commodities have market, political, regulatory, and natural conditions risks. Investments in small and/or midsize companies may experience greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. You can lose money by investing in the fund.

A word about derivatives

Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position. Derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. Because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Your fund’s managers

Portfolio Manager James A. Fetch is Co-Head of Global Asset Allocation at Putnam. He has been in the investment industry since he joined Putnam in 1994.

In addition to James, your fund’s portfolio managers are Robert J. Kea, CFA®; Joshua B. Kutin, CFA®; Robert J. Schoen; and Jason R. Vaillancourt, CFA®.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Absolute Return 500 Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2013, to December 31, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/13		for the 6 months ended 12/31/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.60	$5.88	$4.58	$5.85

Ending value
(after expenses)	$1,029.40	$1,027.60	$1,020.67	$1,019.41

Annualized
expense ratio†	0.90%	1.15%	0.90%	1.15%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

A note about your fund’s auditor

During your fund’s fiscal year, between July 18, 2013 and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules, which require an auditor to be independent for the entire year under audit. Your fund has been informed by PwC that this investment was no longer held by the plans as of December 16, 2013. During the period between the acquisition noted above and the disposition of the investment, none of the member firm’s personnel was on the PwC audit team for your fund, and none of the members of the audit team participated in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

4 Putnam VT Absolute Return 500 Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Absolute Return 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Absolute Return 500 Fund (the “fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2014

Putnam VT Absolute Return 500 Fund 5

The fund’s portfolio 12/31/13

COMMON STOCKS (26.2%)*	Shares	Value

Basic materials (0.8%)
Albemarle Corp.	408	$25,863

FMC Corp.	683	51,539

International Flavors & Fragrances, Inc.	412	35,424

NewMarket Corp.	48	16,039

Sigma-Aldrich Corp.	605	56,876

		185,741
Capital goods (0.9%)
General Dynamics Corp.	554	52,935

MRC Global, Inc. †	309	9,968

Republic Services, Inc.	600	19,920

Roper Industries, Inc.	206	28,568

Stericycle, Inc. †	189	21,956

Waste Connections, Inc.	325	14,180

Waste Management, Inc.	894	40,114

		187,641
Communication services (0.7%)
IAC/InterActiveCorp.	414	28,438

SBA Communications Corp. Class A †	201	18,058

Verizon Communications, Inc.	2,093	102,850

		149,346
Conglomerates (1.1%)
Danaher Corp.	959	74,035

General Electric Co.	1,026	28,759

Marubeni Corp. (Japan)	6,000	43,177

Mitsubishi Corp. (Japan)	2,500	47,982

Mitsui & Co., Ltd. (Japan)	3,100	43,227

		237,180
Consumer cyclicals (4.0%)
Aaron’s, Inc.	264	7,762

Advance Auto Parts, Inc.	134	14,831

Automatic Data Processing, Inc.	952	76,931

AutoZone, Inc. †	54	25,809

Bed Bath & Beyond, Inc. †	336	26,981

Cintas Corp.	267	15,911

Dillards, Inc. Class A	84	8,166

Dollar Tree, Inc. †	363	20,480

Equinix, Inc.	283	19,552

FactSet Research Systems, Inc.	224	24,322

Gartner, Inc. †	414	29,415

Home Depot, Inc. (The)	1,160	95,514

Kimberly-Clark Corp.	172	17,967

Madison Square Garden Co. (The) Class A †	165	9,501

MasterCard, Inc. Class A	127	106,102

MSC Industrial Direct Co., Inc. Class A	144	11,645

O’Reilly Automotive, Inc. †	179	23,039

Omnicom Group, Inc.	394	29,302

PetSmart, Inc.	194	14,114

Priceline.com, Inc. †	63	73,231

Scotts Miracle-Gro Co. (The) Class A	219	13,626

Scripps Networks Interactive Class A	152	13,134

Target Corp.	881	55,741

Thomson Reuters Corp. (Canada)	602	22,768

Verisk Analytics, Inc. Class A †	338	22,213

VF Corp.	516	32,167

Viacom, Inc. Class B	667	58,256

		868,480

COMMON STOCKS (26.2%)* cont.	Shares	Value

Consumer staples (3.5%)
Altria Group, Inc.	2,765	$106,147

Church & Dwight Co., Inc.	405	26,843

Domino’s Pizza, Inc.	140	9,751

Dr. Pepper Snapple Group, Inc.	959	46,722

Dunkin’ Brands Group, Inc.	230	11,086

Hershey Co. (The)	571	55,518

ITOCHU Corp. (Japan)	4,300	53,219

Lorillard, Inc.	1,241	62,894

McCormick & Co., Inc. Class A (Non Voting Shares)	653	45,005

McDonald’s Corp.	898	87,133

Panera Bread Co. Class A †	61	10,778

PepsiCo, Inc.	1,438	119,267

Procter & Gamble Co. (The)	151	12,293

Starbucks Corp.	966	75,725

Sumitomo Corp. (Japan)	3,600	45,282

		767,663
Energy (2.4%)
Chevron Corp.	1,037	129,532

ConocoPhillips	737	52,069

Dril-Quip, Inc. †	75	8,245

EQT Corp.	143	12,839

Exxon Mobil Corp.	1,905	192,785

Occidental Petroleum Corp.	495	47,075

Phillips 66	412	31,778

Spectra Energy Corp.	523	18,629

Williams Cos., Inc. (The)	523	20,172

		513,124
Financials (4.4%)
Alleghany Corp. †	87	34,797

Allied World Assurance Co. Holdings AG	253	28,541

Arch Capital Group, Ltd. †	631	37,664

Aspen Insurance Holdings, Ltd.	605	24,993

Axis Capital Holdings, Ltd.	668	31,777

BankUnited, Inc.	735	24,196

Berkshire Hathaway, Inc. Class B †	1,143	135,513

Broadridge Financial Solutions, Inc.	658	26,004

Chubb Corp. (The)	806	77,884

Commerce Bancshares, Inc.	601	26,991

Cullen/Frost Bankers, Inc.	378	28,135

Everest Re Group, Ltd.	240	37,409

JPMorgan Chase & Co.	145	8,480

M&T Bank Corp.	468	54,485

Markel Corp. †	65	37,723

PartnerRe, Ltd.	309	32,578

ProAssurance Corp.	525	25,452

Public Storage R	455	68,487

RenaissanceRe Holdings, Ltd.	301	29,299

Signature Bank †	290	31,152

Travelers Cos., Inc. (The)	920	83,297

Validus Holdings, Ltd.	712	28,686

W.R. Berkley Corp.	681	29,549

Wells Fargo & Co.	186	8,444

		951,536
Health care (3.1%)
C.R. Bard, Inc.	151	20,225

Cardinal Health, Inc.	462	30,866

Eli Lilly & Co.	1,049	53,499

Forest Laboratories, Inc. †	434	26,053

6 Putnam VT Absolute Return 500 Fund

COMMON STOCKS (26.2%)* cont.	Shares	Value

Health care cont.
Henry Schein, Inc. †	176	$20,110

Johnson & Johnson	1,502	137,567

Laboratory Corp. of America Holdings †	192	17,543

Life Technologies Corp. †	296	22,437

McKesson Corp.	260	41,964

Mednax, Inc. †	294	15,694

Merck & Co., Inc.	2,187	109,458

Patterson Cos., Inc.	352	14,502

Perrigo Co. PLC	152	23,326

Pfizer, Inc.	4,007	122,734

Quest Diagnostics, Inc.	326	17,454

		673,432
Technology (3.4%)
Amdocs, Ltd.	690	28,456

Analog Devices, Inc.	826	42,068

Apple, Inc.	184	103,243

DST Systems, Inc.	253	22,957

Fiserv, Inc. †	726	42,870

Google, Inc. Class A †	143	160,262

Intuit, Inc.	684	52,203

L-3 Communications Holdings, Inc.	202	21,586

Linear Technology Corp.	758	34,527

Maxim Integrated Products, Inc.	1,082	30,199

Microchip Technology, Inc.	711	31,817

MICROS Systems, Inc. †	455	26,103

Microsoft Corp.	1,003	37,542

Synopsys, Inc. †	702	28,480

VeriSign, Inc. †	533	31,863

Xilinx, Inc.	812	37,287

		731,463
Transportation (1.1%)
Alaska Air Group, Inc.	191	14,014

Copa Holdings SA Class A (Panama)	91	14,570

J. B. Hunt Transport Services, Inc.	221	17,083

Southwest Airlines Co.	1,498	28,222

Union Pacific Corp.	496	83,328

United Parcel Service, Inc. Class B	789	82,908

		240,125
Utilities and power (0.8%)
CMS Energy Corp.	480	12,850

ITC Holdings Corp.	93	8,911

Kinder Morgan, Inc.	531	19,116

PG&E Corp.	799	32,184

PPL Corp.	1,142	34,363

Southern Co. (The)	1,552	63,803

		171,227

Total common stocks (cost $4,909,087)		$5,676,958

MORTGAGE-BACKED SECURITIES (11.5%)*	Principal amount	Value

Agency collateralized mortgage obligations (5.1%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3859, Class SG, IO, 6.533s, 2039	$65,038	$10,357
IFB Ser. 3856, Class PS, IO, 6.433s, 2040	154,294	22,521
IFB Ser. 3708, Class SA, IO, 6.283s, 2040	97,830	18,073
IFB Ser. 4112, Class SC, IO, 5.983s, 2042	99,918	18,235
IFB Ser. 4240, Class SA, IO, 5.833s, 2043	101,504	22,818
IFB Ser. 4245, Class AS, IO, 5.833s, 2043	214,668	46,155
IFB Ser. 3964, Class SA, IO, 5.833s, 2041	116,391	17,954
IFB Ser. 311, Class S1, IO, 5.783s, 2043	220,278	46,810

MORTGAGE-BACKED SECURITIES (11.5%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
IFB Ser. 308, Class S1, IO, 5.783s, 2043	$118,278	$27,674
IFB Ser. 314, Class AS, IO, 5.723s, 2043	121,258	25,845
Ser. 304, Class C53, IO, 4s, 2032	154,222	23,793

Federal National Mortgage Association
IFB Ser. 12-96, Class PS, IO, 6.535s, 2041	89,170	18,132
IFB Ser. 13-9, Class LS, 5.985s, 2043	100,835	23,247
Ser. 13-101, Class SE, IO, 5.735s, 2043	110,880	26,822
IFB Ser. 13-128, Class CS, IO, 5.735s, 2043	109,711	23,724
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	66,365	7,961
Ser. 418, Class C24, IO, 4s, 2043	160,596	38,706
Ser. 418, Class C15, IO, 3 1/2s, 2043	136,522	31,688
Ser. 13-55, Class MI, IO, 3s, 2032	111,996	15,638

Government National Mortgage Association
Ser. 10-9, Class XD, IO, 6.433s, 2040	176,693	31,729
IFB Ser. 10-50, Class LS, IO, 6.333s, 2040	151,954	27,732
IFB Ser. 12-149, Class LS, IO, 6.083s, 2042	80,159	13,295
IFB Ser. 10-20, Class SE, IO, 6.083s, 2040	97,039	16,671
IFB Ser. 13-124, Class SC, IO, 6.033s, 2041	151,611	25,016
IFB Ser. 13-129, Class SN, IO, 5.983s, 2043	93,487	14,520
IFB Ser. 13-129, Class CS, IO, 5.983s, 2042	203,989	33,048
IFB Ser. 10-20, Class SC, IO, 5.983s, 2040	244,922	42,521
Ser. 13-149, Class MS, IO, 5.933s, 2039	109,273	17,415
IFB Ser. 13-134, Class DS, IO, 5.933s, 2043	113,021	18,489
IFB Ser. 11-146, Class AS, IO, 5.933s, 2041	139,511	27,466
IFB Ser. 12-34, Class SA, IO, 5.883s, 2042	136,924	28,079
IFB Ser. 13-184, Class SK, IO, 5.881s, 2043	102,000	18,260
IFB Ser. 10-15, Class AS, IO, 5.593s, 2040	112,533	17,049
IFB Ser. 10-31, Class SA, IO, 5.583s, 2040	49,871	8,214
IFB Ser. 10-50, Class GS, IO, 5.563s, 2040	83,859	13,418
IFB Ser. 10-42, Class DS, IO, 5.533s, 2040	269,867	42,503
Ser. 11-116, Class IB, IO, 5s, 2040	108,858	11,306
Ser. 10-20, Class UI, IO, 5s, 2040	132,930	28,237
Ser. 10-9, Class UI, IO, 5s, 2040	240,097	53,307
Ser. 09-121, Class UI, IO, 5s, 2039	142,727	31,093
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	53,861	11,574
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	125,854	27,669
Ser. 13-24, Class PI, IO, 4s, 2042	102,302	19,348
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	103,104	14,950
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	92,842	14,909
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	102,601	14,526
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	115,340	17,360

		1,105,857
Commercial mortgage-backed securities (4.7%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	15,000	15,440

Bear Stearns Commercial Mortgage
Securities Trust FRB
Ser. 07-PW16, Class AJ, 5.706s, 2040	25,000	23,912

Bear Stearns Commercial Mortgage
Securities Trust 144A FRB
Ser. 06-PW11, Class C, 5.439s, 2039	25,000	24,350

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.778s, 2049	20,000	20,222
FRB Ser. 06-C4, Class B, 5.778s, 2049	25,000	23,958

Commercial Mortgage Trust 144A FRB
Ser. 12-LC4, Class D, 5.648s, 2044	20,000	19,616

GE Capital Commercial Mortgage Corp.
FRB Ser. 05-C4, Class AJ, 5.31s, 2045	13,000	12,618
FRB Ser. 06-C1, Class AJ, 5.28s, 2044	25,000	24,212
FRB Ser. 05-C1, Class D, 4.949s, 2048	25,000	24,353

Putnam VT Absolute Return 500 Fund 7

MORTGAGE-BACKED SECURITIES (11.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GMAC Commercial Mortgage
Securities, Inc. Trust 144A
Ser. 04-C3, Class X1, IO, 0.697, 2041	$486,532	$3,639

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	25,000	23,490
FRB Ser. 05-GG3, Class D, 4.986s, 2042	50,000	49,880
FRB Ser. 05-GG3, Class B, 4.894s, 2042	50,000	51,255

GS Mortgage Securities Trust FRB
Ser. 04-GG2, Class D, 5.639s, 2038	20,000	20,238

JPMBB Commercial Mortgage Securities
Trust FRB Ser. 13-C12, Class D, 4.087s, 2045	25,000	20,684

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.071s, 2051	30,000	30,693
FRB Ser. 06-LDP7, Class B, 5.863s, 2045	20,000	17,200
FRB Ser. 04-CB9, Class B, 5.647s, 2041	20,000	20,564
Ser. 06-LDP6, Class AJ, 5.565s, 2043	29,000	29,618
Ser. 06-LDP8, Class B, 5.52s, 2045	30,000	29,916
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	20,000	19,378
FRB Ser. 13-LC11, Class D, 4.243s, 2046	28,000	23,590
FRB Ser. 13-C10, Class D, 4.161s, 2047	20,000	16,831

JPMorgan Chase Commercial Mortgage
Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.171s, 2051	20,000	18,631
FRB Ser. 13-C13, Class D, 4.056s, 2046	17,000	14,094

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039	20,000	20,206
Ser. 07-C1, Class AJ, 5.484s, 2040	28,000	28,403
FRB Ser. 05-C2, Class C, 5.204s, 2040	25,000	23,635

Merrill Lynch Mortgage Trust
FRB Ser. 05-LC1, Class D, 5.418s, 2044	25,000	25,704
FRB Ser. 05-CIP1, Class C, 5.21s, 2038	25,000	22,906
Ser. 04-KEY2, Class D, 5.046s, 2039	25,000	25,073

Merrill Lynch/Countrywide
Commercial Mortgage Trust 144A
Ser. 06-4, Class XC, IO, 0.194s, 2049	1,101,043	13,433

Merrill Lynch/Countrywide
Financial Corp. Commercial
Mortgage Trust 144A Ser. 06-4,
Class AJFX, 5.147s, 2049	25,000	24,048

Morgan Stanley/Bank of America
Merrill Lynch Trust 144A
Ser. 13-C8, Class D, 4.172s, 2048	20,000	16,784

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 4.958s, 2049	10,000	8,893
Ser. 13-C6, Class D, 4.354s, 2046	50,000	42,440

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C24, Class AJ, 5.658s, 2045	25,000	24,748
FRB Ser. 06-C23, Class C, 5.483s, 2045	20,000	20,538

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.248s, 2044	25,000	23,904
FRB Ser. 13-C17, Class D, 5.127s, 2046	25,000	22,719
FRB Ser. 12-C10, Class D, 4.46s, 2045	25,000	21,832
FRB Ser. 13-C12, Class D, 4.357s, 2048	25,000	21,312
FRB Ser. 13-C13, Class D, 4.14s, 2045	25,000	20,648
FRB Ser. 13-C15, Class D, 4.486s, 2046	27,000	23,553

		1,009,161

MORTGAGE-BACKED SECURITIES (11.5%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) (1.7%)
American Home Mortgage Assets
Trust FRB Ser. 06-5, Class A1, 1.064s, 2046	$75,216	$39,112

Countrywide Alternative Loan Trust
Ser. 06-5T2, Class A7, 6s, 2036	46,253	37,513
Ser. 05-46CB, Class A7, 5 1/2s, 2035	43,647	39,121
FRB Ser. 05-59, Class 1A1, 0.497s, 2035	24,058	18,434
FRB Ser. 05-51, Class 1A1, 0.487s, 2035	48,440	39,161

Merrill Lynch Alternative Note
Asset Trust FRB Ser. 07-OAR2,
Class A1, 0.345s, 2037	45,201	40,229

RBSSP Resecuritization Trust 144A
FRB Ser. 09-5, Class 11A3, 6.5, 2037	49,852	39,084

Residential Accredit Loans, Inc.
FRB Ser. 06-QO7, Class 1A1,
0.943s, 2046	63,428	40,118

WAMU Mortgage Pass-Through
Certificates FRB Ser. 05-AR11,
Class A1B3, 0.565s, 2045	46,264	40,481

Wells Fargo Mortgage Backed
Securities Trust FRB Ser. 06-AR6,
Class 7A2, 4.996s, 2036	39,391	38,283

		371,536

Total mortgage-backed securities (cost $2,443,569)		$2,486,554

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (4.6%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (4.6%)
Federal National Mortgage Association
Pass-Through Certificates 3 1/2s, TBA,
January 1, 2044	$1,000,000	$994,219

		994,219
Total U.S. government and agency mortgage
obligations (cost $1,015,000)		$994,219

COMMODITY LINKED NOTES (2.6%)* Ω	Principal amount	Value

UBS AG/London 144A sr. notes 1-month LIBOR
less 0.10%, 2015 (Indexed to the S&P GSCI
Light-Energy Index Excess Return multiplied
by 3) (Jersey)	$268,000	$268,924

UBS AG/London 144A sr. notes 1-month LIBOR
less 0.10%, 2014 (Indexed to the UBSIF3AT
Index multiplied by 3) (Jersey)	305,000	305,166

Total commodity linked notes (cost $573,000)		$574,090

INVESTMENT COMPANIES (1.1%)*	Shares	Value

SPDR S&P 500 ETF Trust	1,252	$231,207

Total investment companies (cost $227,701)		$231,207

PURCHASED OPTIONS
OUTSTANDING (0.4%)*	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-14/$155.00	$5,336	$18,017

SPDR S&P 500 ETF Trust (Put)	Dec-14/158.00	6,213	26,908

SPDR S&P 500 ETF Trust (Put)	Oct-14/152.00	5,146	13,194

SPDR S&P 500 ETF Trust (Put)	Sep-14/150.00	5,556	10,945

SPDR S&P 500 ETF Trust (Put)	Aug-14/145.00	4,627	5,763

SPDR S&P 500 ETF Trust (Put)	Jul-14/147.00	4,627	5,135

Total purchased options outstanding (cost $153,893)			$79,962

8 Putnam VT Absolute Return 500 Fund

SHORT-TERM INVESTMENTS (58.0%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.08% L	3,270,151	$3,270,151

U.S. Treasury Bills with an effective yield of 0.12%,
December 11, 2014	$1,000,000	998,904

U.S. Treasury Bills with an effective yield of 0.13%,
November 13, 2014 §	1,000,000	999,125

U.S. Treasury Bills with an effective yield of 0.10%,
August 21, 2014 # §	750,000	749,663

U.S. Treasury Bills with an effective yield of 0.10%,
May 29, 2014 # §	1,500,000	1,499,648

U.S. Treasury Bills with an effective yield of 0.08%,
February 6, 2014 #	500,000	499,957

Federal Home Loan Mortgage Corp. discount
commercial paper with an effective yield of 0.10%,
April 4, 2014	500,000	499,923

Federal Home Loan Mortgage Corp. discount
commercial paper with an effective yield
of 0.10%, April 2, 2014	500,000	499,925

Federal Home Loan Mortgage Corp. discount
commercial paper with an effective yield of 0.06%,
February 21, 2014	195,000	194,982

Federal Home Loan Mortgage Corp. discount
commercial paper with an effective yield of 0.06%,
February 19, 2014	200,000	199,982

Federal Home Loan Mortgage Corp. discount
commercial paper with an effective yield of 0.10%,
April 21, 2014	1,000,000	999,818

Federal National Mortgage Association discount
commercial paper with an effective yield
of 0.12%, May 1, 2014	1,000,000	999,769

Federal National Mortgage Association discount
commercial paper with an effective yield
of 0.13%, January 8, 2014	1,172,000	1,171,970

Total short-term investments (cost $12,582,624)		$12,583,817

Total investments (cost $21,904,874)		$22,626,807

Key to holding’s abbreviations

ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interestrates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through December 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $21,691,661.

Ω The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $5,868,831 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $4,207,236)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Brazilian Real	Buy	1/3/14	$28,950	$30,794	$(1,844)

	Brazilian Real	Sell	1/3/14	28,950	29,317	367

	Chilean Peso	Buy	1/16/14	51,846	53,853	(2,007)

	Chilean Peso	Sell	1/16/14	51,846	52,120	274

	Singapore Dollar	Buy	2/19/14	19,256	19,509	(253)

	Singapore Dollar	Sell	2/19/14	19,256	19,417	161

Barclays Bank PLC

	Australian Dollar	Sell	1/16/14	19,895	19,487	(408)

	Brazilian Real	Buy	1/3/14	53,576	56,815	(3,239)

	Brazilian Real	Sell	1/3/14	53,576	54,397	821

	British Pound	Buy	3/19/14	36,080	35,571	509

	Canadian Dollar	Sell	1/16/14	40,279	40,125	(154)

	Euro	Buy	3/19/14	10,180	9,885	295

	Japanese Yen	Sell	2/19/14	36,163	38,018	1,855

	Mexican Peso	Buy	1/16/14	12,104	11,555	549

	Polish Zloty	Buy	3/19/14	11,795	11,480	315

Putnam VT Absolute Return 500 Fund 9

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $4,207,236) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Singapore Dollar	Sell	2/19/14	$8,717	$8,864	$147

	Turkish Lira	Buy	3/19/14	10,119	10,549	(430)

Citibank, N.A.

	Brazilian Real	Buy	1/3/14	55,569	58,713	(3,144)

	Brazilian Real	Sell	1/3/14	55,569	55,999	430

	Canadian Dollar	Buy	1/16/14	18,633	18,897	(264)

	Canadian Dollar	Sell	1/16/14	18,633	18,919	286

	Euro	Buy	3/19/14	20,360	20,368	(8)

	Japanese Yen	Sell	2/19/14	25,607	26,938	1,331

	New Taiwan Dollar	Buy	2/19/14	36,461	36,919	(458)

	New Taiwan Dollar	Sell	2/19/14	36,461	37,019	558

	New Zealand Dollar	Buy	1/16/14	19,559	19,295	264

	New Zealand Dollar	Sell	1/16/14	19,559	19,299	(260)

	Swiss Franc	Sell	3/19/14	52,494	51,684	(810)

Credit Suisse International

	British Pound	Buy	3/19/14	60,907	60,429	478

	Canadian Dollar	Buy	1/16/14	56,089	56,723	(634)

	Canadian Dollar	Sell	1/16/14	55,995	57,054	1,059

	Euro	Buy	3/19/14	17,608	17,253	355

	Indian Rupee	Buy	2/19/14	11,976	11,962	14

	Japanese Yen	Buy	2/19/14	9,650	9,642	8

	Mexican Peso	Buy	1/16/14	10,153	9,854	299

	New Zealand Dollar	Buy	1/16/14	32,298	32,668	(370)

	New Zealand Dollar	Sell	1/16/14	32,298	32,033	(265)

	Norwegian Krone	Sell	3/19/14	1,990	1,774	(216)

	Singapore Dollar	Buy	2/19/14	53,568	54,086	(518)

	Singapore Dollar	Sell	2/19/14	53,568	54,409	841

	South Korean Won	Buy	2/19/14	17,002	16,910	92

	Swedish Krona	Sell	3/19/14	22,903	22,360	(543)

	Swiss Franc	Sell	3/19/14	35,333	35,004	(329)

Deutsche Bank AG

	Australian Dollar	Buy	1/16/14	5,620	7,360	(1,740)

	British Pound	Sell	3/19/14	272,921	269,504	(3,417)

	Canadian Dollar	Sell	1/16/14	57,029	58,505	1,476

	Euro	Buy	3/19/14	14,307	14,069	238

	Japanese Yen	Sell	2/19/14	10,003	9,530	(473)

	Polish Zloty	Buy	3/19/14	15,815	15,392	423

	Swiss Franc	Sell	3/19/14	63,823	63,148	(675)

Goldman Sachs International

	Australian Dollar	Buy	1/16/14	625	653	(28)

	Australian Dollar	Sell	1/16/14	625	634	9

	British Pound	Buy	3/19/14	2,152	2,174	(22)

	Canadian Dollar	Sell	1/16/14	20,045	19,669	(376)

	Chilean Peso	Buy	1/16/14	47,784	49,615	(1,831)

	Chilean Peso	Sell	1/16/14	47,784	48,015	231

	Euro	Buy	3/19/14	20,222	19,919	303

	Japanese Yen	Sell	2/19/14	19,478	20,162	684

HSBC Bank USA, National Association

	Canadian Dollar	Sell	1/16/14	20,139	19,902	(237)

	Euro	Sell	3/19/14	1,376	1,279	(97)

	New Taiwan Dollar	Buy	2/19/14	36,464	36,914	(450)

10 Putnam VT Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $4,207,236) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	New Taiwan Dollar	Sell	2/19/14	$36,464	$37,013	$549

	Norwegian Krone	Buy	3/19/14	10,095	9,972	123

JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	1/16/14	20,252	20,480	228

	Brazilian Real	Buy	1/3/14	55,526	58,645	(3,119)

	Brazilian Real	Sell	1/3/14	55,526	56,190	664

	British Pound	Buy	3/19/14	54,617	54,152	465

	Canadian Dollar	Sell	1/16/14	19,198	19,334	136

	Euro	Buy	3/19/14	70,984	70,009	975

	Japanese Yen	Sell	2/19/14	68,935	73,792	4,857

	Mexican Peso	Buy	1/16/14	25,217	24,780	437

	New Taiwan Dollar	Buy	2/19/14	66,169	66,857	(688)

	New Taiwan Dollar	Sell	2/19/14	66,169	67,275	1,106

	New Zealand Dollar	Buy	1/16/14	23,259	23,843	(584)

	New Zealand Dollar	Sell	1/16/14	23,258	23,102	(156)

	Norwegian Krone	Buy	3/19/14	460	458	2

	Singapore Dollar	Sell	2/19/14	45,723	46,575	852

	South Korean Won	Buy	2/19/14	23,801	23,698	103

	Swiss Franc	Sell	3/19/14	57,991	57,408	(583)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/16/14	34,704	36,472	(1,768)

	Australian Dollar	Sell	1/16/14	34,526	36,709	2,183

	Brazilian Real	Buy	1/3/14	46,583	49,522	(2,939)

	Brazilian Real	Sell	1/3/14	46,583	47,302	719

	British Pound	Buy	3/19/14	40,384	39,885	499

	Canadian Dollar	Sell	1/16/14	20,328	20,605	277

	Euro	Buy	3/19/14	20,222	20,182	40

	Japanese Yen	Sell	2/19/14	21,195	21,648	453

	Mexican Peso	Buy	1/16/14	18,194	17,954	240

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/16/14	7,137	7,464	(327)

	Australian Dollar	Sell	1/16/14	7,137	7,246	109

	Brazilian Real	Buy	1/3/14	46,116	49,085	(2,969)

	Brazilian Real	Sell	1/3/14	46,116	46,956	840

	British Pound	Buy	3/19/14	104,766	103,513	1,253

	Canadian Dollar	Sell	1/16/14	20,327	20,112	(215)

	Euro	Buy	3/19/14	963	499	464

	Japanese Yen	Sell	2/19/14	176,939	188,112	11,173

	Mexican Peso	Buy	1/16/14	4,484	4,073	411

	New Taiwan Dollar	Buy	2/19/14	61,211	61,876	(665)

	New Taiwan Dollar	Sell	2/19/14	61,211	62,148	937

	New Zealand Dollar	Buy	1/16/14	17,998	18,423	(425)

	New Zealand Dollar	Sell	1/16/14	17,998	17,905	(93)

	Norwegian Krone	Buy	3/19/14	13,104	13,016	88

	Polish Zloty	Buy	3/19/14	11,630	11,317	313

	Singapore Dollar	Sell	2/19/14	31,381	31,990	609

	South Korean Won	Buy	2/19/14	30,108	29,994	114

	Swedish Krona	Sell	3/19/14	1,071	1,055	(16)

	Swiss Franc	Sell	3/19/14	17,498	17,227	(271)

UBS AG

	Australian Dollar	Buy	1/16/14	8,656	9,926	(1,270)

	British Pound	Buy	3/19/14	79,775	79,061	714

Putnam VT Absolute Return 500 Fund 11

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $4,207,236) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Canadian Dollar	Sell	1/16/14	$40,373	$40,092	$(281)

	Euro	Buy	3/19/14	42,508	42,123	385

	Japanese Yen	Sell	2/19/14	60,045	63,580	3,535

	Mexican Peso	Buy	1/16/14	6,978	6,341	637

	New Zealand Dollar	Buy	1/16/14	18,080	18,508	(428)

	New Zealand Dollar	Sell	1/16/14	18,080	17,831	(249)

	Singapore Dollar	Buy	2/19/14	38,354	38,808	(454)

	Singapore Dollar	Sell	2/19/14	38,354	38,939	585

	Swedish Krona	Sell	3/19/14	20,947	20,637	(310)

	Swiss Franc	Sell	3/19/14	30,397	29,921	(476)

WestPac Banking Corp.

	Australian Dollar	Buy	1/16/14	18,200	19,561	(1,361)

	Australian Dollar	Sell	1/16/14	18,200	19,225	1,025

	Canadian Dollar	Sell	1/16/14	20,233	20,197	(36)

	Euro	Buy	3/19/14	20,360	20,213	147

	Japanese Yen	Sell	2/19/14	11,749	11,989	240

Total						$7,976

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/13	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	4	$765,824	Mar-14	$12,368

FTSE 100 Index (Short)	4	443,629	Mar-14	(19,717)

S&P 500 Index E-Mini
(Short)	2	184,110	Mar-14	(6,654)

S&P Mid Cap 400 Index
E-Mini (Long)	5	669,700	Mar-14	28,725

U.K. Gilt 10 yr (Long)	4	705,832	Mar-14	(15,312)

U.S. Treasury Note 5 yr
(Short)	4	477,250	Mar-14	6,117

U.S. Treasury Note 10 yr
(Long)	1	123,047	Mar-14	(2,377)

Total				$3,150

WRITTEN OPTIONS
OUTSTANDING at 12/31/13	Expiration	Contract
(premiums $10,458)	date/strike price	amount	Value

S&P 500 Index (Call)	Jan-14/$1,830	$276	$6,878

S&P 500 Index (Call)	Jan-14/1,855	277	1,219

SPDR S&P 500 ETF Trust (Call)	Jan-14/190	9,977	4,290

SPDR S&P 500 ETF Trust (Call)	Jan-14/189	2,476	1,265

SPDR S&P 500 ETF Trust (Call)	Jan-14/187	12,781	10,481

Total			$24,133

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/13
	Upfront				Unrealized
	premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,174,500 E	$13,275	3/19/19	3 month USD-LIBOR-BBA	2.00%	$9,577

4,136,600 E	19,271	3/19/16	3 month USD-LIBOR-BBA	0.75%	5,826

78,100 E	1,201	3/19/44	3 month USD-LIBOR-BBA	3.75%	(1,930)

1,037,000 E	18,461	3/19/24	3 month USD-LIBOR-BBA	3.25%	11,596

Total	$52,208				$25,069

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
$18,801	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$69
			USD-LIBOR)	4.00% 30 year Fannie
Mae pools

18,801	—	1/12/41	4.00% (1 month	Synthetic TRS Index	69
			USD-LIBOR)	4.00% 30 year Fannie
Mae pools

12 Putnam VT Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A. cont.
	$28,783	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$243
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	240,000	—	7/19/23	(2.585%)	USA Non Revised	(2,767)
					Consumer Price
					Index- Urban (CPI-U)

baskets	16,058	—	3/14/14	(3 month USD-LIBOR-BBA	A basket (MLTRFCF2)	81,833
				plus 0.10%)	of common stocks

units	403	—	3/14/14	3 month USD-LIBOR-BBA	Russell 1000 Total	(73,293)
				minus 0.07%	Return Index

units	16	—	3/14/14	3 month USD-LIBOR-BBA	Russell 1000 Total	(2,909)
				minus 0.07%	Return Index

Barclays Bank PLC
	$3,585	—	1/12/42	4.00% (1 month	Synthetic TRS Index	11
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	242,965	—	1/12/41	4.00% (1 month	Synthetic TRS Index	887
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	20,370	—	1/12/41	4.50% (1 month	Synthetic TRS Index	172
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	28,783	—	1/12/41	4.50% (1 month	Synthetic TRS Index	243
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	30,331	—	1/12/41	5.00% (1 month	Synthetic TRS Index	141
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	19,599	—	1/12/41	5.00% (1 month	Synthetic TRS Index	91
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	11,071	—	1/12/41	4.50% (1 month	Synthetic TRS Index	94
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	24,598	—	1/12/38	6.50% (1 month	Synthetic TRS Index	161
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	240,000	—	7/19/23	(2.569%)	USA Non Revised	(2,400)
					Consumer Price
					Index- Urban (CPI-U)

	49,047	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(527)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

units	1,815	—	10/29/14	(0.15%)	Barclay’s EX-US QMA	(2,217)
					USD Excess Return
					Index

units	5,289	—	10/29/14	(0.10%)	Barclay’s QMA US	1,343
					Excess Return Index

Citibank, N.A.
	$12,052	—	1/12/41	4.00% (1 month	Synthetic TRS Index	44
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	40,297	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(340)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	30,156	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	(124)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

baskets	5,988	—	12/17/14	3 month USD-LIBOR-BBA	A basket (CGPUTS22)	(21,049)
				minus 0.70%	of common stocks

Putnam VT Absolute Return 500 Fund 13

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Citibank, N.A. cont.
baskets	7	$—	12/19/14	(3 month USD-LIBOR-BBA	A basket (CGPUTQL2)	$20,531
				plus 0.15%)	of common stocks

units	164	—	12/19/14	3 month USD-LIBOR-BBA	Russell 1000 Total	(20,068)
				minus 0.10%	Return Index

Credit Suisse International
	$612,184	—	1/12/41	4.50% (1 month	Synthetic MBX Index	149
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	38,084	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(139)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	49,171	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(180)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	53,510	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(195)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	120,000	—	7/19/23	(2.57%)	USA Non Revised	(1,211)
					Consumer Price
					Index- Urban (CPI-U)

	72,623	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(613)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	6,642	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(56)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	34,064	—	1/12/41	5.00% (1 month	Synthetic TRS Index	158
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	34,333	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(369)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	29,919	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(321)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	40,976	—	1/12/41	4.00% (1 month	Synthetic TRS Index	150
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

Goldman Sachs International
	8,366	—	1/12/42	4.00% (1 month	Synthetic TRS Index	25
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	8,366	—	1/12/42	4.00% (1 month	Synthetic TRS Index	25
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	44,833	—	1/12/41	4.00% (1 month	Synthetic TRS Index	164
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	48,267	—	1/12/41	4.50% (1 month	Synthetic TRS Index	408
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	34,316	—	1/12/40	4.00% (1 month	Synthetic TRS Index	141
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	53,992	—	1/12/41	4.00% (1 month	Synthetic TRS Index	197
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	12,052	—	1/12/41	4.00% (1 month	Synthetic TRS Index	44
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

14 Putnam VT Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
	$33,462	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$101
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	13,146	—	1/12/42	4.00% (1 month	Synthetic TRS Index	40
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	28,783	—	1/12/41	4.50% (1 month	Synthetic TRS Index	243
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	35,673	—	1/12/41	4.00% (1 month	Synthetic TRS Index	130
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

JPMorgan Chase Bank N.A.
	22,175	—	1/12/41	4.00% (1 month	Synthetic TRS Index	81
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	17,270	—	1/12/41	4.50% (1 month	Synthetic TRS Index	146
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	6,749	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(25)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

UBS AG
baskets	10,826	—	5/19/14	(3 month USD-LIBOR-BBA	A basket (UBSEMBSK)	15,000
				plus 0.90%)	of common stocks

shares	6,718	—	7/18/14	1 month USD-LIBOR-BBA	Vanguard Index	(2,882)
				minus 0.45%	Funds — MSCI Emerging
					Markets ETF

units	1,153 F	—	5/19/14	3 month USD-LIBOR-BBA	MSCI Emerging	10,363
				plus 0.20%	Markets TR Net USD

units	1,325 F	—	5/19/14	3 month USD-LIBOR-BBA	MSCI Emerging	11,861
				plus 0.10%	Markets TR Net USD

Total		$—				$13,673

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities’ valuation inputs.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/13
					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$68	$1,000	5/11/63	300 bp	$52

CMBX NA BBB– Index	BBB–/P	121	2,000	5/11/63	300 bp	89

CMBX NA BBB– Index	BBB–/P	228	4,000	5/11/63	300 bp	164

CMBX NA BBB– Index	BBB–/P	247	4,000	5/11/63	300 bp	183

Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	887	8,000	5/11/63	300 bp	760

Credit Suisse International
CMBX NA BBB– Index	BBB–/P	452	4,000	5/11/63	300 bp	388

CMBX NA BBB– Index	BBB–/P	310	4,000	5/11/63	300 bp	247

CMBX NA BBB– Index	BBB–/P	263	4,000	5/11/63	300 bp	199

CMBX NA BBB– Index	BBB–/P	122	4,000	5/11/63	300 bp	58

CMBX NA BBB– Index	BBB–/P	70	4,000	5/11/63	300 bp	7

CMBX NA BBB– Index	BBB–/P	58	5,000	5/11/63	300 bp	(22)

CMBX NA BBB– Index	BBB–/P	364	5,000	5/11/63	300 bp	285

CMBX NA BBB– Index	BBB–/P	246	6,000	5/11/63	300 bp	150

Putnam VT Absolute Return 500 Fund 15

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/13 cont.
					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$536	$7,000	5/11/63	300 bp	$426

CMBX NA BBB– Index	BBB–/P	4,690	44,000	5/11/63	300 bp	3,988

CMBX NA BBB– Index	BBB–/P	86	1,000	5/11/63	300 bp	70

CMBX NA BBB– Index	BBB–/P	191	4,000	5/11/63	300 bp	129

CMBX NA BBB– Index	BBB–/P	348	4,000	5/11/63	300 bp	284

Total		$9,287				$7,457

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/13
					Payments	Unrealized
		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

NA HY Series 21 Index	B+/P	$(23,224)	$415,000	12/20/18	500 bp	$12,738

NA HY Series 21 Index	B+/P	(9,564)	170,000	12/20/18	500 bp	5,168

NA HY Series 21 Index	B+/P	(19,137)	450,000	12/20/18	500 bp	19,859

NA HY Series 21 Index	B+/P	(90,221)	1,300,000	12/20/18	500 bp	22,432

NA HY Series 21 Index	B+/P	(13,635)	245,000	12/20/18	500 bp	7,596

Total		$(155,781)				$67,793

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

16 Putnam VT Absolute Return 500 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$185,741	$—	$—

Capital goods	187,641	—	—

Communication services	149,346	—	—

Conglomerates	102,794	134,386	—

Consumer cyclicals	868,480	—	—

Consumer staples	669,162	98,501	—

Energy	513,124	—	—

Financials	951,536	—	—

Health care	673,432	—	—

Technology	731,463	—	—

Transportation	240,125	—	—

Utilities and power	171,227	—	—

Total common stocks	5,444,071	232,887	—

Commodity linked notes	$—	$574,090	$—

Investment companies	231,207	—	—

Mortgage-backed securities	—	2,486,554	—

Purchased options outstanding	—	79,962	—

U.S. government and agency mortgage obligations	—	994,219	—

Short-term investments	3,270,151	9,313,666	—

Totals by level	$8,945,429	$13,681,378	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$7,976	$—

Futures contracts	3,150	—	—

Written options outstanding	—	(24,133)	—

Interest rate swap contracts	—	(27,139)	—

Total return swap contracts	—	13,673	—

Credit default contracts	—	221,744	—

Totals by level	$3,150	$192,121	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund 17

Statement of assets and liabilities
12/31/13

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $18,634,723)	$19,356,656

Affiliated issuers (identified cost $3,270,151) (Notes 1 and 5)	3,270,151

Cash	94,779

Dividends, interest and other receivables	32,468

Receivable for shares of the fund sold	29,951

Receivable for investments sold	4,934

Receivable from Manager (Note 2)	5,695

Receivable for variation margin (Note 1)	13,386

Unrealized appreciation on forward currency contracts (Note 1)	53,159

Unrealized appreciation on OTC swap contracts (Note 1)	152,837

Total assets	23,014,016

Liabilities

Payable for purchases of delayed delivery securities (Note 1)	1,016,167

Payable for shares of the fund repurchased	63

Payable for custodian fees (Note 2)	15,549

Payable for investor servicing fees (Note 2)	1,704

Payable for Trustee compensation and expenses (Note 2)	1,200

Payable for administrative services (Note 2)	142

Payable for distribution fees (Note 2)	4,383

Payable for auditing and tax fees	68,848

Payable for variation margin (Note 1)	1,011

Unrealized depreciation on forward currency contracts (Note 1)	45,183

Unrealized depreciation on OTC swap contracts (Note 1)	131,707

Premium received on OTC swap contracts (Note 1)	9,287

Written options outstanding, at value (premiums $10,458) (Notes 1 and 3)	24,133

Other accrued expenses	2,978

Total liabilities	1,322,355

Net assets	$21,691,661

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$20,672,076

Distributions in excess of net investment income (Note 1)	(103,737)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	289,948

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	833,374

Total — Representing net assets applicable to capital shares outstanding	$21,691,661

Computation of net asset value Class IA

Net assets	$10,487

Number of shares outstanding	1,000

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.49

Computation of net asset value Class IB

Net assets	$21,681,174

Number of shares outstanding	2,081,869

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.41

The accompanying notes are an integral part of these financial statements.

18 Putnam VT Absolute Return 500 Fund

Statement of operations
Year ended 12/31/13

Investment income

Dividends (net of foreign tax of $759)	$143,056

Interest (net of foreign tax of $13) (including interest income of $4,482 from investments in affiliated issuers) (Note 5)	95,782

Total investment income	238,838

Expenses

Compensation of Manager (Note 2)	160,108

Investor servicing fees (Note 2)	21,928

Custodian fees (Note 2)	37,474

Trustee compensation and expenses (Note 2)	1,597

Distribution fees (Note 2)	38,300

Administrative services (Note 2)	580

Auditing and tax fees	63,028

Other	11,888

Fees waived and reimbursed by Manager (Note 2)	(98,588)

Total expenses	236,315

Expense reduction (Note 2)	(314)

Net expenses	236,001

Net investment income	2,837

Net realized gain on investments (Notes 1 and 3)	574,984

Net realized loss on swap contracts (Note 1)	(149,262)

Net realized loss on futures contracts (Note 1)	(104,477)

Net realized gain on foreign currency transactions (Note 1)	43,676

Net realized loss on written options (Notes 1 and 3)	(289,796)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(4,170)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	726,992

Net gain on investments	797,947

Net increase in net assets resulting from operations	$800,784

Statement of changes in net assets

	Year ended	Year ended
	12/31/13	12/31/12

Increase in net assets

Operations:

Net investment income (loss)	$2,837	$(10,765)

Net realized gain on investments and foreign currency transactions	75,125	224,660

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	722,822	363,253

Net increase in net assets resulting from operations	800,784	577,148

Distributions to shareholders (Note 1):

Net realized short-term gain on investments

Class IA	(28,710)	—

Class IB	(36,644)	—

Increase from capital share transactions (Note 4)	3,099,276	5,014,611

Total increase in net assets	3,834,706	5,591,759

Net assets:

Beginning of year	17,856,955	12,265,196

End of year (including distributions in excess of net investment income and undistributed net investment income
of $103,737 and $96,649, respectively)	$21,691,661	$17,856,955

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund 19

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average neta ssets (%)[b,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)[f]

Class IA

12/31/13	$10.07	.01	.44	.45	(.03)	(0.03)	$10.49	4.46	$10.90		.12	208

12/31/12	9.63	—[g]	.44	.44	—	—	10.07	4.57	9,971.90		.02	262

12/31/11†	10.00	.01	(.38)	(.37)	—	—	9.63	(3.70)*	9,530	.61*	.15*	240 *

Class IB

12/31/13	$10.03	—[g]	.41	.41	(.03)	(0.03)	$10.41	4.08	$21,681	1.15	(.04)	208

12/31/12	9.61	(.02)	.44	.42	—	—	10.03	4.37	7,886	1.15	(.23)	262

12/31/11†	10.00	.02	(.41)	(.39)	—	—	9.61	(3.90)*	2,735	.78*	.21*	240 *

† For the period May 2, 2011 to December 31, 2011.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

12/31/13	0.45

12/31/12	1.24

12/31/11	1.36

f Portfolio turnover excludes TBA purchase and sales transactions.

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

20 Putnam VT Absolute Return 500 Fund

Notes to financial statements 12/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through December 31, 2013.

Putnam VT Absolute Return 500 Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies; a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; high yield securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts. The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed).

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Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/ discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearing-house guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

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OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $29,240 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

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Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from foreign currency gains and losses, from net operating loss, and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $203,223 to increase distributions in excess of net investment income, $22,096 to decrease paid-in-capital and $225,319 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$861,971
Unrealized depreciation	(140,677)

Net unrealized appreciation	721,294
Undistributed long-term gain	295,954

Cost for federal income tax purposes	$21,905,513

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 92.8% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2015, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% of the fund’s average net assets. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were reduced by $28,149 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were reduced by $70,439 as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly

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sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$6,668
Class IB	15,260

Total	$21,928

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $83 under the expense offset arrangements and by $231 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $12, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$38,300

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $17,539,575 and $16,313,068, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written option
	contract amounts	Written option premiums

Written options outstanding at
beginning of the reporting period	$40,169	$60,972

Options opened	290,978	116,609

Options exercised	—	—

Options expired	(133,263)	(84,392)

Options closed	(172,097)	(82,731)

Written options outstanding at
end of the reporting period	$25,787	$10,458

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/13		Year ended 12/31/12		Year ended 12/31/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—	1,628,522	$16,672,331	697,966	$6,974,254

Shares issued in connection with
reinvestment of distributions	2,777	28,710	—	—	3,561	36,644	—	—

	2,777	28,710	—	—	1,632,083	16,708,975	697,966	6,974,254

Shares repurchased	(991,777)	(10,205,357)	—	—	(336,592)	(3,433,052)	(196,256)	(1,959,643)

Net increase (decrease)	(989,000)	$(10,176,647)	—	$—	1,295,491	$13,275,923	501,710	$5,014,611

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class IA	1,000	100.0%	$10,487

Putnam VT Absolute Return 500 Fund 25

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliates	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund*	$3,456,319	$6,820,722	$10,277,041	$1,040	$—

Putnam Short Term Investment Fund*	—	20,756,768	17,486,617	3,442	3,270,151

Totals	$3,456,319	$27,577,490	$27,763,658	$4,482	$3,270,151

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$35,000

Purchased swap option contracts (contract amount)	$270,000

Written equity option contracts (contract amount) (Note 3)	$29,000

Written swap option contracts (contract amount) (Note 3)	$61,000

Futures contracts (number of contracts)	40

Forward currency contracts (contract amount)	$9,100,000

OTC interest rate swap contracts (notional)	$3,100,000

Centrally cleared interest rate swap contracts (notional)	$2,900,000

OTC total return swap contracts (notional)	$11,300,000

OTC credit default swap contracts (notional)	$3,700,000

Centrally cleared credit default contracts (notional)	$1,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	$223,574*	Unrealized depreciation	$1,830*

Foreign exchange contracts	Receivables	53,159	Payables	45,183

Equity contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	249,618*	Unrealized depreciation	172,922*

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	22,912*	Unrealized depreciation	54,095*

Total		$549,263		$274,030

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments
under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total

Credit contracts	$—	$—	$—	$353,003	$353,003

Foreign exchange contracts	—	—	39,506	—	39,506

Equity contracts	(522,329)	60,833	—	(489,586)	(951,082)

Interest rate contracts	(9,259)	(165,310)	—	(12,679)	(187,248)

Total	$(531,588)	$(104,477)	$39,506	$(149,262)	$(745,821)

26 Putnam VT Absolute Return 500 Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments
under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total

Credit contracts	$—	$—	$—	$86,684	$86,684

Foreign exchange contracts	—	—	(4,336)	—	(4,336)

Equity contracts	(27,303)	(5,871)	—	120,493	87,319

Interest rate contracts	10,238	21,809	—	16,422	48,469

Total	$(17,065)	$15,938	$(4,336)	$223,599	$218,136

Putnam VT Absolute Return 500 Fund 27

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$4,775	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,775

OTC Total return swap contracts*#	82,214	3,143	—	20,575	457	—	1,518	—	227	—	—	—	37,224	—	145,358

Centrally cleared credit default
swap contracts§	—	—	7,081	—	—	—	—	—	—	—	—	—	—	—	7,081

Futures contracts§	—	—	—	—	—	—	—	—	—	1,530	—	—	—	—	1,530

Forward currency contracts#	802	4,491	—	2,869	3,146	2,137	1,227	672	9,825	—	4,411	16,311	5,856	1,412	53,159

Purchased options**#	53,054	—	—	—	—	26,908	—	—	—	—	—	—	—	—	79,962

Total Assets	$136,070	$7,634	$11,856	$23,444	$3,603	$29,045	$2,745	$672	$10,052	$1,530	$4,411	$16,311	$43,080	$1,412	$291,865

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	642	—	—	—		—	—	—	—	—	—	—	642

OTC Total return swap contracts*#	78,969	5,144	—	41,581	3,084	—	—	—	25	—	—	—	2,882	—	131,685

OTC Credit default swap contracts*#	176	127	—	—	1,527	—	—	—	—	—	—	—	—	—	1,830

Futures contracts§	—	—	—	—	—	—	—	—	—	369	—	—	—	—	369

Forward currency contracts#	4,104	4,231	—	4,944	2,875	6,305	2,257	784	5,130	—	4,707	4,981	3,468	1,397	45,183

Written options#	13,652	—	—	—	—	10,481	—	—	—	—	—	—	—	—	24,133

Total Liabilities	$96,901	$9,502	$642	$46,525	$7,486	$16,786	$2,257	$784	$5,155	$369	$4,707	$4,981	$6,350	$1,397	$203,842

Total Financial and Derivative
Net Assets	$39,169	$(1,868)	$11,214	$(23,081)	$(3,883)	$12,259	$488	$(112)	$4,897	$1,161	$(296)	$11,330	$36,730	$15	$88,023

Total collateral
received (pledged)##†	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$39,169	$(1,868)	$11,214	$(23,081)	$(3,883)	$12,259	$488	$(112)	$4,897	$1,161	$(296)	$11,330	$36,730	$15	$88,023

*Excludes premiums. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities and receivable for investments sold on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (See Note 1 to the financial statements)

##Any over-collateralization of total financial and derivative net assets is not shown.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

28 Putnam VT Absolute Return 500 Fund	Putnam VT Absolute Return 500 Fund 29

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $332,429 as a capital gain dividend with respect to the taxable year ended December 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

30 Putnam VT Absolute Return 500 Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL, and another affiliate, The Putnam Advisory Company (“PAC”), provides services to your fund under a sub-advisory contract among Putnam Management, PIL and PAC. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management and sub-advisory contracts, to be effective at the same time as the new definitive management contracts.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management and sub-advisory contracts in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management and sub-advisory contracts were identical to those of the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting.

In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management, sub-management and sub-advisory contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management, sub-management and sub-advisory contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

Putnam VT Absolute Return 500 Fund 31

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses).

32 Putnam VT Absolute Return 500 Fund

These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2012. In addition, effective through at least June 30, 2014, Putnam Management will waive fees (and, to the extent necessary, bear other expenses) to the extent that expenses of your fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.90% of its average net assets. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fourth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered information about the total return of your fund and your fund’s performance relative to its targeted return over the one-year period ended December 31, 2012.

Putnam VT Absolute Return 500 Fund 33

Your fund’s class IA shares’ return net of fees and expenses was positive and exceeded its targeted return over the period. The Trustees also considered that your fund seeks to earn its targeted return over a reasonable period of time, generally at least three years or more. Because your fund had only commenced operations on May 2, 2011, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

34 Putnam VT Absolute Return 500 Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses.	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Putnam VT Absolute Return 500 Fund 35

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer, Putnam	Services, Putnam Investments and
Investments, Putnam Management, and	Putnam Management
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

36 Putnam VT Absolute Return 500 Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Kenneth R. Leibler
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Auditor	Robert L. Reynolds
	PricewaterhouseCoopers LLP	W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Absolute Return 500 Fund 37

This report has been prepared for the shareholders
of Putnam VT Absolute Return 500 Fund.	285151	2/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2013	$62,360	$ —	$6,592	$ —
December 31, 2012	$91,404	$ —	$6,592	$25

For the fiscal years ended December 31, 2013 and December 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $156,592 and $258,729 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2013	$ —	$150,000	$ —	$ —

December 31, 2012	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2014